UNITED STATES BANKRUPTCY COURT
DISTRICT OF New Jersey

In re Princeton Video Image, Inc.

Case No. 03-27973 (KCF)
Reporting Period: December 2003

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1		x
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CONT)		
Copies of bank statements			
Cash disbursements journals			
Statement of Operations	MOR-2		x
Balance Sheet	MOR-3		x
Status of Postpetition Taxes	MOR-4		x
Copies of IRS Form 6123 or payment receipt			
Copies of tax returns filed during reporting period			
Summary of Unpaid Postpetition Debts	MOR-4		x
Listing of aged accounts payable			
Accounts Receivable Reconciliation and Aging	MOR-5		x
Debtor Questionnaire	MOR-5	x	

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Princeton Video Image, Inc
Signature of Debtor

Date

Signature of Joint Debtor

Date

By: [signature]
Signature of Authorized Individual*

Jan 29, 2004
Date

James Green, President and COO
Printed Name of Authorized Individual

President and COO
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR
(9/99)

DKT.NO. 257
DT.FILED 1/30/04

In re Princeton Video Image, Inc.
Debtor

Case No. 03-27973 (KCF)
Reporting Period Dec. 2003

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	
+ Amounts billed during the period	
- Amounts collected during the period	
Total Accounts Receivable at the end of the reporting period	

Accounts Receivable Aging	Amount
0 - 30 days old	
31 - 60 days old	
61 - 90 days old	
91+ days old	
Total Accounts Receivable	
Amount considered uncollectible (Bad Debt)	
Accounts Receivable (Net)	

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		x
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	x	
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	x	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below. n/a		

See attached document.

FORM MOR-5
(9/99)

PRINCETON VIDEO IMAGE, INC.
CHAPTER 11 CASE NO. 03-27973-KCF

ATTACHMENT TO MONTHLY OPERATING REPORT
REPORTING PERIOD: DECEMBER 2003

Pursuant to a Court Order dated August 7, 2003, the Debtor sold substantially all of its assets, including its accounts receivable, to PVI Virtual Media Services, LLC on August 19, 2003. Following the closing on the sale, the Debtor ceased all operations and is in the process of closing all of its accounts.

On or about August 18 and August 21, 2003, approximately $223,049.41 was transferred to Fox Rothschild's trust account for the benefit of the Debtor. During December, 2003, a disbursement in the amount of $30,000.00 was made from this account to Kramer Levin Naftalis & Frankel, LLP pursuant to a Court Order granting fees and expenses.

SHEET NO. ______

ACCOUNT NO. 67971.0001

RATING

NAME Princeton Video Image, Inc.

CREDIT LIMIT

ADDRESS Chapter 11

TERMS Non. Interest

(PEG)

DATE	ITEMS	FOLIO	✓	DEBITS	CREDITS	BALANCE
3/18/03	Wire transfer rec'd. - Princeton Video Image			317,107.80		317,107.80
3/28/03	Wire transfer rec'd. - SAFRA National Bank of NY			1,913,411.61		2,230,519.41
9/28/03	Wire Out to First Industrial L.P.	[illegible]			363,384.53	1,867,134.88
9/3/03	Bowne of NYC	6511			13,218.00	1,853,336.88
9/5/03	Bowne of NYC	6513			11,000.00	1,842,286.38
11/2/03	Fox Rothschild LLP	6542			182,256.29	1,660,123.59
11/20/03	Kramer Levin Naftalis & Frankel, LLP	6600			300,000.00	1,360,123.59